SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2002

PMA Capital Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-22761 (Commission File Number)	23-2217932 (IRS Employer Identification No.)

1735 Market Street, Suite 2800 Philadelphia, Pennsylvania (Address of principal executive offices)	19103-7590 (Zip Code)

Registrant's telephone number, including area code:

(215) 665-5046

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

        On November 19, 2002, PMA Capital’s corporate representatives authorized to speak on behalf of the Company will meet with various investors and investment brokers. Further, such spokespersons may meet privately during the fourth quarter of 2002 with other investors, investment analysts and others. During such meetings, our representatives are expected to confirm the outlook presented in our earnings press release for the third quarter of 2002 and in our Quarterly Report on Form 10-Q for the period ending September 30, 2002.

        We wish to inform investors that a copy of the Third Quarter 2002 Review, which will be reviewed with investors at such meetings, is available in the Investor Information section of our website at www.pmacapital.com. You may also request a copy from the Company by calling Albert D. Ciavardelli, Vice President —Finance at 215-665-5063, or by sending a written request to Albert D. Ciavardelli, Vice President —Finance, PMA Capital Corporation, 1735 Market Street, Suite 2800, Philadelphia, PA 19103. Alternatively, you may request a copy via e-mail at aciavardelli@pmacapital.com.

CAUTIONARY STATEMENTS FOR PURPOSES OF THE "SAFE HARBOR"
PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

        During the meetings, Company representatives may make certain oral statements that constitute forward-looking statements for purposes of safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on currently available financial, competitive and economic data and our current operating plans based on assumptions regarding future events. Our actual results could differ materially from those expected by our management. The factors that could cause actual results to vary materially, some of which are described with the forward-looking statements, include, but are not limited to:

o	changes in general economic conditions, including the performance of financial markets, interest rates and the level of unemployment;

o

regulatory or tax changes, including changes in risk-based capital or other regulatory standards that affect the cost of, or demand for, our products or otherwise affect our ability to conduct business;

o	competitive conditions that may affect the level of rate adequacy related to the amount of risk undertaken and that may influence the sustainability of adequate rate changes;

o	ability to implement and maintain rate increase;

o	the effect of changes in workers’compensation statutes and their administration, which may affect the rates that we can charge and the manner in which we administer claims;

o	our ability to predict and effectively manage claims related to insurance and reinsurance policies;

o	the lowering or loss of one or more of the financial strength or claims paying ratings of our insurance subsidiaries;

o	adequacy of reserves for claim liabilities;

o	adverse property and casualty loss development for events we insured in prior years;

o	the uncertain nature of damage theories and loss amounts and the development of additional facts related to the attack on the World Trade Center;

o	uncertainty as to the price and availability of reinsurance on business we intend to write in the future, including reinsurance for terrorist acts;

o	adequacy and collectibility of reinsurance that we purchased;

o	severity of natural disasters and other catastrophes, including future acts of terrorism;

o	reliance on key management; and

o	other factors disclosed from time to time in our most recent Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission.

        Investors should not place undue reliance on any such forward-looking statements. Unless otherwise stated, we disclaim any current intention to update forward-looking information and to release publicly the results of any future revisions we may make to forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMA Capital Corporation

Date: November 19, 2002	By: /s/William E. Hitselberger
William E. Hitselberger
Senior Vice President, Chief Financial Officer and Treasurer